UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 29, 2003

MIM Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-28740 (Commission File Number)	05-0489664 (IRS Employer Identification No.)

100 Clearbrook Road, Elmsford, New York (Address of Principal Executive Offices)	10523 (Zip Code)

Registrant's telephone number, including area code (914) 460-1600

(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements and Exhibits. (c) Exhibits. The following Exhibit is filed with this Report:

Exhibit 99.1	Description of Exhibit Press Release issued by MIM Corporation on April 29, 2003

Item 9. Regulation FD Disclosure.

On April 29, 2003 MIM Corporation reported its earnings for the quarter ended March 31, 2003.

In accordance with the procedural guidance in SEC Release No. 33-8216, the information in this Form 8-K and the Exhibit attached hereto is being furnished under "Item 9. Regulation FD Disclosure" rather than under "Item 12. Disclosure of Results of Operations and Financial Condition."

SIGNATURES Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Date: May 6, 2003	MIM CORPORATION By: /s/ Barry A. Posner Barry A. Posner, Executive Vice President and Secretary

EXHIBIT INDEX

Exhibit Number 99.1	Description of Exhibit Press Release issued by MIM Corporation on April 29, 2003